                                                                  EXHIBIT 99.6
                                                                  EXECUTION COPY

       CONFIRMATION FOR U.S. DOLLAR BALANCE GUARANTEED INTEREST RATE SWAP
                     TRANSACTION UNDER 2002 MASTER AGREEMENT
                           (CLASS A-3FL CERTIFICATES)

DATE:      March 30, 2006
TO:        ML-CFC Commercial Mortgage Trust 2006-1
           c/o LaSalle Bank National Association
ATTN:      Global Securities and Trust Services Group-
           ML-CFC Commercial Mortgage Trust 2006-1,
           Commercial Mortgage Pass-Through Certificates,
           Series 2006-1
FAX NO:    (312) 904-1085
TEL NO:    (312) 992-2191
OUR REF:   06DL06254
FROM:      Merrill Lynch Capital Services, Inc.
CONTACT:   Hui Sun Kwei
FAX NO:    1-917-778-0836
TEL NO:    1-212-449-8253

Dear Sir/Madam,

          The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between ML-CFC COMMERCIAL MORTGAGE
TRUST 2006-1 and MERRILL LYNCH CAPITAL SERVICES, INC. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").
This letter agreement constitutes a "Confirmation" as referred to in the ISDA
Master Agreement specified below.

          The definitions and provisions contained in the 2000 ISDA Definitions
(as published by the International Swaps and Derivatives Association, Inc., the
"Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Pooling and Servicing Agreement dated and effective as of March 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
Wachovia Bank, National Association, as Master Servicer, Midland Loan Services,
Inc., as Special Servicer, and LaSalle Bank National Association, as Trustee
(the "Pooling and Servicing Agreement").

          This Confirmation supplements, forms part of, and is subject to, the
ISDA Master Agreement (including the Schedule thereto) dated as of March 30,
2006, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

          In this Confirmation, "Party A" means Merrill Lynch Capital Services,
Inc., and "Party B" means ML-CFC Commercial Mortgage Trust 2006-1.

1.   The terms of the particular Transaction to which this Confirmation relates are as follows:

          Notional Amount:    With respect to each Distribution Date, for both
                              Fixed Amounts and Floating Amounts, the total
                              Certificate Principal Balance of the Class A-3FL
                              Certificates as of the close of business on the
                              last day of the calendar month immediately
                              preceding such Distribution Date (with respect to
                              the Payment Date(s) related to the first
                              Distribution Date, the Notional Amount shall be
                              $105,150,000).

          Trade Date:         March 22, 2006

          Effective Date:     March 30, 2006

          Termination Date:   The earlier of: (a) the Rated Final Distribution
                              Date (as defined in the Pooling and Servicing
                              Agreement) in February of 2039; or (b) the date
                              when the Notional Amount hereunder has been
                              reduced to zero, in each case subject to
                              adjustment in

                              accordance with the Following Business Day
                              Convention.

          Initial Up-front    $103,961.81, to be paid on the Effective Date.
          Payment by
          Party A to
          Depositor (as
          defined in the
          Pooling and
          Servicing
          Agreement) or its
          affiliate:

          Initial Accrual     $464,094.13, to be paid on the Effective Date.
          Interest Payment
          by Party A to
          Depositor or its
          affiliate:

          Payment Dates:      With respect to any Distribution Date:

                              (i) such Distribution Date, with respect to
                              Additional Fixed Amounts or any Fixed Payer
                              Shortfall Reimbursement Amount; and

                              (ii) with respect to Floating Amounts and Fixed
                              Amounts that are neither Additional Fixed Amounts
                              nor Fixed Payer Shortfall Reimbursement Amounts,
                              (A) the 2nd Business Day immediately preceding
                              such Distribution Date, if the Floating Amount is
                              greater than the Regular Fixed Amount, or (B) such
                              Distribution Date, if the Regular Fixed Amount is
                              greater than or equal to the Floating Amount.

          Business Days:      As defined in the Pooling and Servicing Agreement.

          Calculation Agent:  Party B

     FIXED AMOUNTS:

          Fixed Rate Payer:   Party B

          Fixed Rate:         5.4790% per annum

          Fixed Amount:       With respect to any Distribution Date and the
                              applicable Payment Date to which it relates, the
                              lesser of: (1) the product of (a) the Fixed Rate,
                              (b) 1/12 and (c) the Notional Amount with respect
                              to such Distribution Date (the "Regular Fixed
                              Amount"); (2) the amount of interest distributions
                              paid in respect of the Class A-3FL REMIC II
                              Regular Interest on such Distribution Date under
                              the Pooling and Servicing Agreement (the
                              "Available Fixed Amount"); or (3) the product of
                              (a) the Weighted Average Net Mortgage Pass-Through
                              Rate (as defined in the Pooling and Servicing
                              Agreement) with respect to the related
                              Distribution Date, (b) 1/12 and (c) the Notional
                              Amount with respect to such Distribution Date (the
                              "Net WAC Fixed Amount").

          Additional Fixed    With respect to any Distribution Date and the
          Amount:             applicable Payment Date to which it relates, the
                              amount of any Yield Maintenance Charges and
                              Prepayment Premiums (each as defined in the
                              Pooling and Servicing Agreement) paid in respect
                              of the Class A-3FL REMIC II Regular Interest on
                              the related Distribution Date under the Pooling
                              and Servicing Agreement.

          Fixed Payer         With respect to any Distribution Date and the
          Shortfall           applicable Payment Date to which it relates, if
          Reimbursement       the Cumulative Fixed Payer Shortfall Amount is an
          Amount:             amount greater than zero, and further if

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                              the Available Fixed Amount exceeds the Regular
                              Fixed Amount, an amount equal to the lesser of
                              such excess interest distributions and the
                              Cumulative Fixed Payer Shortfall Amount.

                              "Cumulative Fixed Payer Shortfall Amount" means,
                              with respect to any Distribution Date, (a) the sum
                              of all Fixed Payer Shortfall Amounts with respect
                              to prior Distribution Dates minus (b) the sum of
                              all Fixed Payer Shortfall Reimbursement Amounts
                              with respect to prior Distribution Dates.

                              For the avoidance of doubt, interest distributions
                              with respect to the Class A-3FL REMIC II Regular
                              Interest do not include Prepayment Premiums or
                              Yield Maintenance Charges for the purposes of
                              calculating Available Fixed Amounts.

          Fixed Payer
          Shortfall Amount:   (see definition of Floating Amount below)

     FLOATING AMOUNTS:

          Floating Rate
          Payer:              Party A

          Floating Rate       With respect to any Distribution Date and the
          Payer Calculation   Payment Date to which it relates, the period from
          Periods:            and including the 12th day of the calendar month
                              (without adjustment to reflect any Business Day
                              Convention) which precedes the calendar month
                              during which such Distribution Date occurs (or the
                              Closing Date, as defined in the Pooling and
                              Servicing Agreement, in the case of the Initial
                              Floating Rate Payer Calculation Period) to, but
                              excluding, the 12th day of the calendar month
                              (without adjustment to reflect any Business Day
                              Convention) during which such Distribution Date
                              occurs, except that the final Floating Rate Payer
                              Calculation Period will end on, but exclude, the
                              Termination Date.

          Initial Floating    From and including the Closing Date to, but
          Rate Payer          excluding, April 12, 2006.
          Calculation
          Period:

          Floating Rate       LIBOR, as defined and calculated under the Pooling
          Option:             and Servicing Agreement.

          Spread:             0.2700%

          Floating Rate for   4.8225% (exclusive of the Spread)
          the Initial
          Floating Rate
          Payer Calculation
          Period:

          Floating Rate Day   Actual/360
          Count Fraction:

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          Floating Amount:    For each Payment Date in respect of a Floating
                              Rate Payer Calculation Period, the greater of (A)
                              zero and (B) an amount equal to (1) the product of
                              (a) the Floating Rate, (b) the Floating Rate Day
                              Count Fraction and (c) the Notional Amount for
                              such Floating Rate Payer Calculation Period (the
                              "Regular Floating Amount") minus (2) an amount
                              equal to (x) the Regular Fixed Amount minus (y)
                              the Fixed Amount; provided, however, that if the
                              amount in clause (2) is greater than the amount in
                              clause (1), the absolute value of such amount
                              shall become a "Fixed Payer Shortfall Amount".

2.   CREDIT SUPPORT
     DOCUMENTS:               With respect to Party B, the Pooling and Servicing
                              Agreement (but only to the extent set forth in the
                              Schedule to the Agreement).

                              With respect to Party A, (1) the Guarantee of
                              Merrill Lynch & Co., Inc., dated March 30, 2006
                              and (2) the Credit Support Annex dated March 30,
                              2006 between Party A and Party B.

3.   ACCOUNT DETAILS:

     Account for payments     Deutsche Bank Trust Company Americas
     to Party A:              New York, NY: 021001033
                              FAO: Merrill Lynch Capital Services, Inc.
                              New York, NY
                              Acct: 00-811-874

     Account for payments     Name: LaSalle Bank National Association, as
     to Party B:              Trustee
                              ABA#: 071-000-505
                              LaSalle/CHGO/CTR/BNF:/LASALLE TRUST
                              Trust A/C#: 723534.1

4.   OFFICES:

     The Office of Party A
     for this Transaction
     is:                      New York, NY

     The Office of Party B
     for this Transaction
     is:                      Chicago, Illinois

5.   It is understood and agreed by Party A and Party B that the duties of Party
     B hereunder shall, pursuant to the Pooling and Servicing Agreement, be performed by or at the direction of LaSalle Bank National Association in its capacity as Trustee thereunder (or any successor trustee thereunder).

     Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of the Confirmations Unit (fax no. 917-778-0836).

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Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

MERRILL LYNCH CAPITAL SERVICES, INC.    ACCEPTED AND CONFIRMED AS OF THE DATE
                                        FIRST WRITTEN:

                                        ML-CFC COMMERCIAL MORTGAGE TRUST 2006-1

                                        BY:  LASALLE BANK NATIONAL ASSOCIATION,
                                             NOT IN ITS INDIVIDUAL CAPACITY,
                                             BUT SOLELY AS TRUSTEE

By: /s/ Richard Zaleski                 By: /s/ Andy Streepey
    ---------------------------------       ------------------------------------
Name: Richard Zaleski                   Name: Andy Streepey
Title: Authorized Signatory             Title: Assistant Vice President

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